UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2014
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background

On October 24, 2014, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Joan Carty and Patrick E. Clancy had been re-elected to the Board, and that Gregory R. Shook and Stephen R. Theroux had been elected to the Board for terms commencing on January 1, 2015, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2014 (the “October Election Form 8-K”). On December 19, 2014, the Board elected Michael R. Tuttle to fill a member directorship designated for the State of Vermont for a term also commencing on January 1, 2015, which the Bank reported via Form 8-K filed with the SEC on December 22, 2014 (this Form 8-K, together with the October Election Form 8-K, the “Original Form 8-Ks”). At the time the Original Form 8-Ks were filed with the SEC, the 2015 Board committee assignments had not been made. On January 8, 2015, the Board made the 2015 Board committee assignments via unanimous written consent.

Amendments to the Original Form 8-Ks

This Form 8-K/A amends the Original Form 8-Ks to disclose the 2015 Board committee assignments, which are as follows.

EXECUTIVE COMMITTEE

Chair: Andrew J. Calamare
Vice Chair: Steven A. Closson
Joan Carty
Stephen G. Crowe
Martin J. Geitz
Cornelius K. Hurley
Jay F. Malcynsky
Emil J. Ragones
John F. Treanor

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Stephen G. Crowe
Eric Chatman
Jay F. Malcynsky
John W. McGeorge
John F. Treanor

FINANCE COMMITTEE

Chair: John F. Treanor
Vice Chair: Cornelius K. Hurley
Donna L. Boulanger
Emil Ragones

Gregory Shook
Stephen R. Theroux

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Jay F. Malcynsky
Vice Chair: Steven A. Closson
Donna L. Boulanger
Martin J. Geitz
John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Donna L. Boulanger
Stephen R. Theroux
Michael R. Tuttle

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: Stephen G. Crowe
Vice Chair: Jay F. Malcynsky
Joan Carty
Steven A. Closson
John W. McGeorge

RISK COMMITTEE

Chair: Martin J. Geitz
Vice Chair: Patrick E. Clancy
Eric Chatman
Cornelius K. Hurley
Gregory Shook
Michael R. Tuttle

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Patrick E. Clancy
Stephen G. Crowe
Jay F. Malcynsky

As an ex officio committee member, the Chair of the Board is not counted in determining the size of a committee (a majority of which constitutes a quorum), but, if present, the Chair is counted as “present” for purposes of establishing a quorum. The Chair of the Board, as ex officio member, is entitled to vote at committee meetings unless otherwise provided in a committee's charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2015	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer